Supplement Dated July 29, 2016
To The Prospectus Dated April 25, 2016

JNL® Investors Series Trust

In the section entitled, "Management of the Trust," subsection "Investment Adviser," please delete the third paragraph in its entirety and replace with the following:

Under the Investment Advisory Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised.  The Adviser also provides recordkeeping, administrative and exempt transfer agent services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that sub-adviser's performance.  The Adviser is solely responsible for payment of any fees to sub-advisers.

In the section entitled, "Management of the Trust," subsection "Investment in Fund Shares," please delete the second paragraph in its entirety and replace with the following:

Purchases are effected at NAV next determined after the purchase order is received by JNAM as the Funds' transfer agent in proper form.  There is no sales charge.  Shares of the Funds are not available to the general public directly.

In the section entitled, "Management of the Trust," subsection "Share Redemption," please delete the first paragraph in its entirety and replace with the following:

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by JNAM, the Funds' transfer agent in proper form.

This Supplement is dated July 29, 2016.

Supplement Dated July 29, 2016
To The Statement of Additional Information
Dated April 25, 2016

JNL® Investors Series Trust

On page 49, in the section "Transfer Agent" please delete the section in its entirety and replace with the following:

Transfer Agent.  JNAM provides transfer agent and dividend-paying services to the Funds. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things.  JNAM is compensated for these services through its advisory fee.

On page 57, in the section "XI. Disclosure of Portfolio Information" please delete the paragraph entitled "C. Other Disclosures" in its entirety and replace with the following:

C. Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser's consultants, the Distributor, senior management and personnel at Jackson, the custodian, personnel at JNAM providing transfer agent services, broker-dealers, and counterparties, pricing vendors, and the Funds' Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds' other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM's Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

This Supplement is dated July 29, 2016.